Putnam AMT-Free Municipal Fund
The fund's portfolio
4/30/19 (Unaudited)
Key to holding's abbreviations
ABAG — Association Of Bay Area Governments
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
COP — Certificates of Participation
FHLMC Coll. — Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN — Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
GNMA Coll. — Government National Mortgage Association Collateralized
NATL — National Public Finance Guarantee Corp.
PSFG — Permanent School Fund Guaranteed
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 2.30% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (102.7%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,247,032
5.00%, 9/15/33	AA	125,000	145,415

			1,392,447
Arizona (3.2%)
AZ State Lottery Rev. Bonds, 5.00%, 7/1/27(WIS)	AA+	2,000,000	2,411,660
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	809,198
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern U.), 5.125%, 5/15/40	A	2,125,000	2,187,411
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,069,220
4.00%, 5/15/29	A/F	1,000,000	1,081,390
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA-	315,000	363,009
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA-	750,000	864,308
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,258,470

			10,044,666
California (4.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A-/F	500,000	538,350
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds, (J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A-	1,000,000	1,072,440
CA State Poll. Control Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (5/1/19), (Republic Services, Inc.), Ser. B, 1.65%, 8/1/24	BBB+	400,000	400,000
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living - Presbyterian Homes), 6.625%, 11/15/24	BBB+/F	2,000,000	2,044,860
AGM, 5.00%, 11/15/44	AA	500,000	562,040
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA-	775,000	880,555
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds, (Vermont Corridor Cnty., Admin. Bldg.), Ser. A, 5.00%, 12/1/37	AA	1,335,000	1,604,443
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6.50%, 11/1/39	BBB+	750,000	1,106,723
Merced, City School Dist. G.O. Bonds, (Election of 2003), NATL, zero %, 8/1/24	AA-	1,125,000	1,014,604
Sacramento, Regl. Trans. Dist. Rev. Bonds, (Farebox), 5.00%, 3/1/27	A3	315,000	327,984
San Bernardino, Cmnty. College Dist. G.O. Bonds, Ser. A, 4.00%, 8/1/33	Aa2	1,000,000	1,103,460
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt. VRDN Rev. Bonds, Ser. B, 2.10%, 5/1/58	VMIG 1	1,255,000	1,255,000
San Mateo, Union High School Dist. G.O. Bonds, (Election 2010), stepped-coupon zero % (6.700%, 9/1/28), 9/1/41(STP)	Aaa	1,100,000	1,051,831
U. of CA Rev. Bonds, Ser. AZ, 5.00%, 5/15/48	Aa2	1,000,000	1,184,070
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	401,224

			14,547,584
Colorado (1.0%)
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds (9/1/21), (Sr. Libor Index), Ser. B, 2.709%, 9/1/39	A2	1,000,000	1,007,890
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	A2	3,525,000	2,091,312

			3,099,202
Connecticut (1.3%)
CT State G.O. Bonds, Ser. A, 5.00%, 4/15/36	A1	2,050,000	2,442,780
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,344,200
5.00%, 7/1/33	BBB+/F	250,000	269,395

			4,056,375
District of Columbia (2.1%)
DC Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	1,250,000	1,405,900
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, (Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	2,847,950
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,121,780

			6,375,630
Florida (4.0%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A-	360,000	373,507
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A-	1,375,000	1,527,116
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,203,040
Miami-Dade Cnty., Rev. Bonds, 5.00%, 7/1/43	AA	1,500,000	1,770,570
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A-/F	1,000,000	1,090,730
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A-/F	1,630,000	1,756,146
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A-/F	2,000,000	2,285,820
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds, (Sarasota Memorial Hosp.), 5.00%, 7/1/38	A1	500,000	582,350
South Lake Hosp. Dist. Rev. Bonds, (South Lake Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	660,000	661,808
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	266,424

			12,517,511
Georgia (4.2%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station), 5.00%, 12/1/21	A3	1,250,000	1,343,563
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)), 1.85%, 12/1/49	A-	2,000,000	1,998,320
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	974,826
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB-/F	1,000,000	1,077,060
5.00%, 3/1/37	BBB-/F	200,000	218,236
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A, 5.00%, 2/15/37	A	3,000,000	3,419,550
Main St. Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. A, 4.00%, 4/1/48	Aa2	2,305,000	2,488,478
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	1,500,000	1,603,290

			13,123,323
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	219,404

			219,404
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A-/F	250,000	274,603

			274,603
Idaho (1.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke's Hlth. Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	574,870
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee), 4.00%, 7/15/30	A2	3,000,000	3,128,730

			3,703,600
Illinois (10.3%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,825,536
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,087,810
Chicago, Board of Ed. G.O. Bonds, (School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	923,250
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/31	AA	500,000	543,780
Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,063,935
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	536,155
Ser. C, 5.00%, 1/1/39	A	750,000	813,585
(2nd Lien), 5.00%, 1/1/39	A	565,000	605,081
Ser. C, 5.00%, 1/1/34	A	400,000	439,476
Ser. C, 5.00%, 1/1/33	A	405,000	447,505
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	740,394
IL Fin. Auth. Rev. Bonds, (American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,589,144
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	633,042
5.00%, 1/1/41	Baa3	340,000	357,238
5.00%, 11/1/34	Baa3	1,900,000	2,030,758
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,094,680
Ser. C, 5.00%, 11/1/29	Baa3	1,000,000	1,097,070
5.00%, 8/1/21	Baa3	1,000,000	1,053,690
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,735,965
(Riverside Hlth.Syst.), 4.00%, 11/15/32	A+	400,000	420,812
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/47	Baa3	500,000	546,740
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/32	Aa3	2,000,000	2,309,260
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB	300,000	331,470
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	A	5,500,000	4,993,340
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,166,190
Railsplitter Tobacco Settlement Auth. Rev. Bonds, 5.00%, 6/1/24	A	1,000,000	1,138,340
Sales Tax Securitization Corp. Rev. Bonds, Ser. C, 5.50%, 1/1/36	AA-	2,000,000	2,379,700

			31,903,946
Indiana (0.3%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living), 5.75%, 11/15/41	BBB/F	1,000,000	1,061,660

			1,061,660
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace Cmnty's. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,488,189

			1,488,189
Kentucky (4.2%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	548,420
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,054,230
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,157,490
(Project No. 84), NATL, 5.00%, 8/1/20	A1	1,650,000	1,715,208
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (6/1/25)(1/1/25)
Mandatory Put Bonds (6/1/25) Ser. C-1, 4.00%, 12/1/49	A3	1,400,000	1,526,980
Mandatory Put Bonds (1/1/25) Ser. B, 4.00%, 1/1/49	A1	2,800,000	3,061,940
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A-	2,750,000	3,193,795
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	800,000	802,640

			13,060,703
Louisiana (1.2%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/38	A/F	1,500,000	1,735,305
5.00%, 7/1/34	A/F	1,000,000	1,176,860
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 5/15/23	A	800,000	886,376

			3,798,541
Maryland (0.3%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	333,003
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, (Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	550,235

			883,238
Massachusetts (6.8%)
MA State G.O. Bonds
Ser. F, 5.00%, 11/1/42	Aa1	3,340,000	3,927,439
Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,409,885
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.), Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,020,330
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	725,000	730,459
(Emerson College), Ser. A, 5.50%, 1/1/30 (Prerefunded 1/1/20)	BBB+	180,000	184,711
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	515,235
(Franklin W. Olin College of Engineering), Ser. E, 5.00%, 11/1/43	A+	2,200,000	2,437,380
(Brandeis U.), Ser. S-1, 5.00%, 10/1/35(WIS)	A1	800,000	951,496
(Brandeis U.), Ser. S-1, 5.00%, 10/1/30(WIS)	A1	1,615,000	1,974,257
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A, 5.50%, 1/1/22	AA	1,000,000	1,025,630
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	165,000	165,630
MA State School Bldg. Auth. Sales Tax Rev. Bonds, Ser. C, 5.00%, 8/15/37	AA+	5,000,000	5,781,050

			21,123,502
Michigan (6.7%)
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,261,210
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6.25%, 7/1/36	AA	5,000	5,035
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A	2,500,000	2,866,425
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,124,300
5.00%, 11/1/41	A	2,200,000	2,494,668
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB-/F	1,000,000	1,074,590
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A, 5.00%, 11/1/44	A1	1,000,000	1,113,180
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA-	525,000	591,103
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,168,000
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	400,000	453,412
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	200,000	228,414
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	140,000	157,112
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	815,913
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,378,920

			20,732,282
Minnesota (0.2%)
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Carleton College)
4.00%, 3/1/37	Aa2	130,000	140,366
4.00%, 3/1/36	Aa2	400,000	433,320

			573,686
Mississippi (2.8%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,751,785
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN, (Chevron USA, Inc.)
Ser. C, 2.25%, 12/1/30	VMIG 1	1,500,000	1,500,000
Ser. E, 2.25%, 12/1/30	VMIG 1	2,000,000	2,000,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	3,500,000	3,512,355

			8,764,140
Missouri (1.0%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)), Ser. D, 2.20%, 9/1/30	VMIG 1	3,100,000	3,100,000

			3,100,000
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,777,050
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,082,380

			3,859,430
Nevada (0.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	525,000	592,106
Clark Cnty., Impt. Dist. Special Assmt. Bonds, (Mountains Edge Local No. 142), 5.00%, 8/1/20	A	380,000	391,978

			984,084
New Hampshire (1.2%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A-	500,000	560,485
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A-	2,000,000	2,268,420
NH State Hlth. & Ed. Fac. Auth. VRDN, (U. Syst. of NH), Ser. B, 2.28%, 7/1/33	VMIG 1	875,000	875,000

			3,703,905
New Jersey (2.9%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM, 5.00%, 7/1/39	AA	700,000	795,886
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	383,593
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,446,940
NJ State Higher Ed. Assistance Auth. Rev. Bonds, (Student Loan), Ser. A, 5.625%, 6/1/30	AAA	1,000,000	1,003,390
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,043,730
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	864,675
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 6/1/34	A-	1,250,000	1,443,350

			8,981,564
New Mexico (1.0%)
NM State Muni. Energy Acquisition Auth. Gas Supply FRN Mandatory Put Bonds (8/1/19), Ser. B, 2.426%, 11/1/39	Aa2	2,000,000	2,000,500
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BBB-	980,000	1,006,891

			3,007,391
New York (5.4%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47 (Prerefunded 2/15/21)	Aa2	15,000	16,113
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	500,000	559,515
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	2,600,000	2,865,694
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 2.75%, 11/1/26	AA	2,130,000	2,118,477
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/46	A2	1,435,000	1,458,218
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, (Bidding Group 3 Bonds), Ser. B, 5.00%, 2/15/39	Aa1	2,000,000	2,362,520
NY State Thruway Auth. Rev. Bonds, 4.00%, 2/1/20	A2	5,350,000	5,395,409
Triborough Bridge & Tunnel Auth. FRN Mandatory Put Bonds (9/26/19), Ser. B, 2.078%, 1/1/32	Aa3	2,130,000	2,132,790

			16,908,736
Ohio (2.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5.75%, 6/1/34	B-	500,000	474,660
5.375%, 6/1/24	B-	955,000	905,923
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	756,707
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	688,396
OH Hsg. Fin. Agcy. Rev. Bonds, (Single Fam. Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll., 5.00%, 11/1/28	Aaa	35,000	35,495
OH State Rev. Bonds, (Northeast OH Regl. Swr. Dist.), 5.00%, 11/15/44	Aa1	1,015,000	1,148,209
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,375,088
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48	Aa3	1,250,000	1,358,875
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	567,280
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	565,255

			7,875,888
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	285,000	285,767

			285,767
Pennsylvania (7.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	2,200,000	2,581,414
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master Settlement Payment Bonds), 5.00%, 6/1/32	A1	1,000,000	1,184,350
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	325,476
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds, (Pinnacle Hlth. Syst.), Ser. A, 6.00%, 6/1/29	A1	1,305,000	1,309,150
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	500,000	514,985
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds, (American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	1,906,403
PA State COP, Ser. A
5.00%, 7/1/38	A2	750,000	857,978
5.00%, 7/1/30	A2	200,000	236,266
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds, (Waste Management, Inc.), Ser. A, 2.125%, 11/1/21	A-	2,250,000	2,250,000
PA State Higher Edl. Fac. Auth. Rev. Bonds, (East Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	775,390
PA State Pub. School Bldg. Auth. Rev. Bonds, (Northampton Cnty. Area Cmnty. College Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,043,642
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	761,987
Ser. A, 5.00%, 12/1/38	A1	650,000	728,358
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,154,700
5.00%, 12/1/23(WIS)	A1	3,000,000	3,364,860
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds, Ser. B, 5.00%, 12/1/26	A2	500,000	598,415
Philadelphia, Gas Wks. Rev. Bonds, (1998 Gen. Ordinance), Ser. 14, 5.00%, 10/1/34	A	1,000,000	1,152,280
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,266,760
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	1,000,000	1,138,240

			24,150,654
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	411,527
5.00%, 5/15/26	BBB+	580,000	676,060
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB-/P	1,000,000	1,026,840

			2,114,427
South Carolina (2.5%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds, (LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	588,445
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	675,763
SC State Jobs Econ. Dev. Auth. Hosp. VRDN (Prisma Hlth. Oblig. Group), Ser. B, 2.26%, 5/1/48	VMIG 1	2,000,000	2,000,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A+	1,000,000	1,110,980
Ser. A, 5.00%, 12/1/55	A+	545,000	600,089
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A+	595,000	649,002
(Oblig.), Ser. B, 5.00%, 12/1/37	A+	500,000	571,875
Ser. A, 5.00%, 12/1/36	A+	1,500,000	1,707,135

			7,903,289
Texas (13.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG
5.00%, 12/1/37	AAA	725,000	845,568
4.00%, 12/1/32	AAA	375,000	407,370
4.00%, 12/1/29	AAA	500,000	554,245
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	696,612
5.00%, 10/1/33	A3	400,000	468,648
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	500,000	545,820
Central TX Regl. Mobility Auth. Rev. Bonds
5.00%, 1/1/37	A-	1,590,000	1,835,226
(Sr. Lien), Ser. A, 5.00%, 1/1/33	A-	300,000	326,397
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	350,000	406,375
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,109,860
PSFG, 4.00%, 8/15/29	AAA	1,500,000	1,675,650
Dallas, Area Rapid Transit Rev. Bonds, Ser. A, 5.00%, 12/1/46	AA+	6,000,000	6,857,640
Dallas, Area Rapid Transit Sales Tax Rev. Bonds, Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,333,443
Fort Bend Indpt. School Dist. Mandatory Put Bonds (8/1/21), Ser. D, PSFG, 1.50%, 8/1/42	AAA	2,445,000	2,421,137
Fort Bend, Mandatory Put Bonds (8/1/22), (Indpt. School Dist.), PSFG, 1.95%, 8/1/49(FWC)	AAA	1,500,000	1,500,720
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	528,010
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN, (The Methodist Hosp.), Ser. C-1, 2.30%, 12/1/24	A-1+	3,595,000	3,595,000
Leander, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,274,980
Matagorda Cnty., Poll. Control Rev. Bonds, (Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A-	600,000	616,164
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/32	BBB-	685,000	763,878
5.00%, 9/15/31	BBB-	525,000	587,969
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman's U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	360,000	407,974
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35	Baa3	800,000	858,280
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	540,135
(Children's Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	432,712
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 1/1/36	AA	1,000,000	1,078,660
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. A, 6.25%, 1/1/24	A+	655,000	657,325
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,166,370
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,398,663
TX Private Activity Surface Trans. Corp. Rev. Bonds, (LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	528,535
TX State G.O. Bonds, (Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	200,000	215,694
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/28	A3	1,000,000	1,091,690
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	415,664
5.00%, 9/1/35	A+	400,000	415,856
TX State Trans. Comm. Tpk. Syst. Rev. Bonds, (1st Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,304,843

			40,863,113
Utah (0.5%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 2.30%, 5/15/37	VMIG 1	1,000,000	1,000,000
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	673,567

			1,673,567
Virginia (1.8%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	385,588
VA Cmnwlth. Trans. Board Rev. Bonds
(Cap. Projects), 4.00%, 5/15/34	Aa1	325,000	339,424
4.00%, 5/15/33	Aa1	3,000,000	3,326,490
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds, Ser. B, 4.00%, 7/1/35	Aa3	1,500,000	1,605,840

			5,657,342
Washington (3.4%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds, (Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,563,383
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	1,500,000	1,500,570
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,758,315
WA State G.O. Bonds
Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	861,848
Ser. D, 4.00%, 2/1/34	Aa1	1,595,000	1,679,998
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 2.759%, 1/1/42	A+	1,100,000	1,111,275

			10,475,389
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A-	500,000	525,955

			525,955
Wisconsin (1.2%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,638,268
5.00%, 7/1/44	AA	1,000,000	1,127,790
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,084,880

			3,850,938

Total municipal bonds and notes (cost $307,736,509)			$318,665,671

SHORT-TERM INVESTMENTS (0.0%)(a)
	Principal amount	Value
U.S. Treasury Bills 2.441%, 5/14/19	$8,000	$7,993
U.S. Treasury Bills 2.434%, 5/23/19(SEG)	14,000	13,980
U.S. Treasury Bills 2.528%, 6/20/19(SEG)	70,000	69,769

Total short-term investments (cost $91,734)		$91,742
TOTAL INVESTMENTS

Total investments (cost $307,828,243)		$318,757,413

FUTURES CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Long)	28	$3,689,875	$3,689,875	Jun-19	$16,625

Unrealized appreciation					16,625

Unrealized (depreciation)					—

Total					$16,625

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$3,000,000	$19,650	$—	7/3/19	—	2.03% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(19,650)
1,500,000	35,556	—	7/18/19	—	2.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	35,556
1,650,000	41,131	—	7/17/19	—	2.795% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	41,131

Upfront premium received		—	Unrealized appreciation			76,687

Upfront premium (paid)		—	Unrealized (depreciation)			(19,650)

Total		$—			Total	$57,037

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $310,268,955.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $40,887.
(FWC)	Forward commitment, in part or in entirety.
(WIS)	When-issued security.
	At the close of the reporting period, the fund maintained liquid assets totaling $12,185,682 to cover the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 2.30%, 2.48% and 2.58%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	18.4%
	Utilities	13.5
	Transportation	13.2
	Tax bonds	12.2
	Education	11.1
	State debt	10.3
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk, and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had no net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$2,442,780	$316,222,891	$—
Short-term investments	—	91,742	—

Totals by level	$2,442,780	$316,314,633	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$16,625	$—	$—
Total return swap contracts	—	57,037	—

Totals by level	$16,625	$57,037	$—
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Interest rate contracts	$93,312	$19,650

Total	$93,312	$19,650

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	20

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com